o460 STKP
                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF
                               FRANKLIN BOND FUND
                              DATED AUGUST 3, 1998

The prospectus is amended as follows:

I. The section "Expense Summary" is replaced in its entirety with the following:

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the fund's estimated expenses for the current fiscal year. The fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+
      Maximum Sales Charge Imposed on Purchases
      (as a percentage of Offering Price)                4.25%++
      Deferred Sales Charge                              None+++
      Exchange Fee (per transaction)                    $5.00*

B. ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets)
      Management Fees                                    0.03%**
      Rule 12b-1 Fees                                    0.25%***
      Other Expenses                                     0.22%**
                                                         -------
      Total Fund Operating Expenses                      0.50%**
                                                         =======

C. EXAMPLE

      Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

      1 YEAR          3 YEARS
      -------------------------
      $47****         $58

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more.
+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
** Advisers and FT Services have agreed in advance to limit their respective management and administration fees and to assume as their own expense certain expenses otherwise payable by the fund so the fund's total operating expenses do not exceed 0.50% for the current fiscal year. Without this reduction, contractual and expected management fees would be 0.43%, other expenses would be 0.43%, and total fund operating expenses would be 1.11%. After October 31, 1999, Advisers and FT Services may end this arrangement at any time.
*** The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

II. The third paragraph in the section "Management Fees," found under "Who Manages the Fund?" is replaced with the following:

During the fund's start-up period, Advisers has agreed in advance to limit its management fees and to assume as its own expense certain expenses otherwise payable by the fund so the fund's total operating expenses do not exceed 0.50% for the current fiscal year. After October 31, 1999, Advisers may end this agreement at any time.

III. The section "Administrative Services," found under "Who Manages the Fund?" is replaced in its entirety with the following:

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. Under its administration agreement, the fund pays FT Services a monthly administration fee equal to an annual rate of 0.20% of the fund's average daily net assets. During the fund's start-up period, FT Services has agreed in advance to limit its administration fees so the fund's total operating expenses do not exceed 0.50% for the current fiscal year. After October 31, 1999, FT Services may end this agreement at any time. Please see "Investment Management and Other Services" in the SAI for more information.

IV. The first paragraph in the section "What Distributions Might I Receive From the Fund?" is replaced with the following:

The fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade. The fund does not expect to declare or pay any dividends until late 1998.

                Please keep this supplement for future reference.